UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

ADI Global Distribution Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43281	41-3033245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Broadhollow Rd
Suite 400
Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 692-1000

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ADIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreements with Resideo

On July 31, 2026, ADI Global Distribution Inc. (“ADI” or the “Company”) entered into a Separation and Distribution Agreement by and between ADI and Resideo Technologies, Inc. (“Resideo”), pursuant to which, among other things, Resideo and ADI agreed to undertake certain actions in order to transfer or contribute the ADI Global Distribution business to ADI or its subsidiaries (the “Separation”) and distribute all of the outstanding common stock of ADI to Resideo common stockholders as of the close of business on the record date, July 20, 2026 (the “Distribution”).

In connection with the Separation and the Distribution, on July 31, 2026, ADI entered into several agreements with Resideo that govern the relationship of the parties following the Separation and Distribution, including an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement and an Intellectual Property Matters Agreement.

A summary of the Separation and Distribution Agreement and other Separation-related agreements can be found in ADI’s information statement, dated July 20, 2026 (the “Information Statement”), which is included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Certain Relationships and Related Person Transactions” and is incorporated herein by reference. The foregoing description of the Separation-related agreements is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement and the Intellectual Property Matters Agreement, which are included as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Agreements with CD&R

On August 3, 2026, in connection with the consummation of the Separation and Distribution, the Company entered into (i) a Registration Rights Agreement (the “Registration Rights Agreement”) with CD&R Channel Holdings, L.P., a Cayman Islands exempted limited partnership (the “CD&R Stockholder”) and CD&R Channel Holdings II, L.P., a Cayman Islands exempted limited partnership (“CD&R II”), and (ii) a Shareholders Agreement (the “Shareholders Agreement”) with the CD&R Stockholder, CD&R II, William Galvin, one of the Company’s directors, and solely for the purposes of Section 3.6 thereof, Clayton, Dubilier & Rice Fund XII, L.P., a Cayman Islands exempted limited partnership.

A summary of the Registration Rights Agreement and the Shareholders Agreement can be found in the Information Statement under the section entitled “Certain Relationships and Related Person Transactions,” which is incorporated herein by reference. The foregoing description of the Registration Rights Agreement and the Shareholders Agreement is qualified in its entirety by reference to the full text of these agreements, which are included as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indenture

As previously disclosed, ADI Escrow Issuer LLC, a direct, wholly-owned subsidiary of ADI (the “Escrow Issuer”), issued $400 million aggregate principal amount of the Escrow Issuer’s 7.125% Senior Notes due 2034 (the “Notes”) pursuant to an Indenture, dated June 30, 2026 (the “Indenture”), between the Escrow Issuer and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The proceeds from the Notes offering were held in escrow until satisfaction of certain escrow release conditions.

On August 3, 2026, the Escrow Issuer merged with and into ADI Global Distribution Funding LLC (“ADI Funding”), a direct, wholly-owned subsidiary of ADI, with ADI Funding as the surviving entity (the “Assumption Merger”). In connection with the Assumption Merger, ADI Funding, ADI and certain of ADI’s other subsidiaries (collectively, the “Guarantors”) entered into a First Supplemental Indenture with the Trustee (the “Supplemental Indenture”), pursuant to which ADI Funding assumed the obligations of the Escrow Issuer under the Indenture and the Notes and the Guarantors guaranteed ADI Funding’s obligations under the Indenture and the Notes. In connection therewith, the proceeds from the Notes offering were released from escrow. ADI used a portion of such net proceeds, together with borrowings under the Term Facility (as defined below), to make a one-time cash dividend of $900 million to Resideo as partial consideration for the contribution and transfer of assets and liabilities to ADI by Resideo in connection with the Separation (the “Cash Consideration”).

A description of the Notes offering and the Indenture can be found in the Information Statement under the section entitled “Description of Material Indebtedness” and such description, along with the Indenture (which includes the form of Notes) filed as Exhibits 4.1 and 4.2 to Amendment No. 3 to the Registration Statement on Form 10 filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 1, 2026 (the “Form 10”), is incorporated herein by reference. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Joinder to the Guarantee Agreement and the Asset Pledge

As previously reported, on July 1, 2026, ADI entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and a syndicate of banks, providing for term loans in an aggregate principal amount of $600 million (the “Term Facility”) and a $500 million revolving credit facility. On August 3, 2026, the Guarantors other than ADI entered into supplements with respect to (a) the Guarantee Agreement, dated July 1, 2026, by and among ADI, ADI Funding and the Administrative Agent (the “Guarantee Agreement”) and (b) the Collateral Agreement, dated July 1, 2026, by and among ADI, ADI Funding and the Administrative Agent. In connection with the execution of such supplements, (i) the Term Facility was funded in full and ADI used such borrowings, in part, to fund the Cash Consideration and (ii) the Guarantors provided guarantees of the obligations under the Credit Agreement and related documents and pledges of their respective assets, subject to certain exceptions, to secure their respective obligations under the Guarantee Agreement, in each case in a manner consistent with the requirements of the Credit Agreement.

A description of the Credit Agreement can be found in the Information Statement under the section entitled “Description of Material Indebtedness” and such description, along with the Credit Agreement that was filed as Exhibit 10.22 to the Form 10, is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On August 3, 2026, ADI issued to Resideo 150,000 shares of its Series A Cumulative Convertible Participating Preferred Stock, par value $0.001 per share (the “ADI Preferred Stock”), as partial consideration for the transfer and contribution of assets and liabilities to ADI or its subsidiaries by Resideo in connection with the Separation. The offer and sale of the shares of ADI Preferred Stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof as the transaction did not involve any public offering.

A summary of the rights, preferences, privileges and restrictions of the ADI Preferred Stock can be found in the Information Statement under the section entitled “Description of Capital Stock” and is incorporated herein by reference. The foregoing description of the ADI Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designations (defined below), a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders

The information included under (i) Item 1.01 of this Current Report on Form 8-K regarding the Shareholders Agreement and (ii) Item 5.03 of this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation and the Certificate of Designations (each defined below) is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

Prior to August 3, 2026, ADI was a wholly-owned subsidiary of Resideo. On August 3, 2026, Resideo delivered 150,000 shares of ADI Preferred Stock to holders of its Series A Cumulative Convertible Participating Preferred Stock, par value $0.001 per share (“Resideo Preferred Stock”) in exchange for a like amount of Resideo Preferred Stock. In addition, the Distribution was completed on August 3, 2026. Following the completion of the Distribution, ADI became an independent public company trading under the symbol “ADIG” on the New York Stock Exchange. The Distribution was made to holders of Resideo common stock as of the close of business on July 20, 2026 (the “Record Date”), who received one share of ADI common stock for every two shares of Resideo common stock held as of the Record Date. Resideo did not issue fractional shares of ADI common stock in the Distribution. Fractional shares that holders of Resideo common stock would otherwise have been entitled to receive were aggregated and will be sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those holders of Resideo common stock who would otherwise have been entitled to receive fractional shares.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

As of July 29, 2026, the size of the Board of Directors (the “Board”) of the Company was two directors. On July 29, 2026, the appointment of Christine Gorjanc to the Board as a director, joining Robert Aarnes, and as a member and chair of the Audit Committee of the Board became effective.

Effective as of the consummation of the Distribution, the size of the Board was expanded from two directors to eight directors, and the appointments to the Board of each of William Galvin, Cynthia Hostetler, Michael Kaufmann, Stephen O. LeClair, Nathan Sleeper and Brian Walker became effective.

Biographical information for each of the directors appointed to the Board can be found in the Information Statement under the section entitled “Management—Directors,” which is incorporated by reference into this Item 5.02.

The Board is comprised of three classes, as follows:

●	Class I: Messrs. Kaufmann and Aarnes and Ms. Gorjanc are Class I directors, whose terms expire at the first annual meeting of the Company’s stockholders following the Distribution;

●	Class II: Messrs. Galvin and Walker and Ms. Hostetler are Class II directors, whose terms expire at the second annual meeting of the Company’s stockholders following the Distribution; and

●	Class III: Messrs. LeClair and Sleeper are Class III directors, whose terms expire at the third annual meeting of the Company’s stockholders following the Distribution.

In addition, as of August 3, 2026:

●	the appointments of Messrs. LeClair and Walker as additional members of the Audit Committee of the Board became effective;

●	the appointments of Messrs. LeClair and Galvin and Ms. Hostetler as members of the Compensation Committee of the Board became effective. The appointment of Ms. Hostetler as the Chair of the Compensation Committee became effective;

●	the appointments of Ms. Hostetler and Messrs. Kaufmann and Sleeper as members of the Nominating and Governance Committee of the Board became effective. The appointment of Ms. Hostetler as the Chair of the Nominating and Governance Committee became effective; and

●	the appointment of Mr. Kaufmann as Chair of the Board became effective.

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member, including any additional compensation for services as Chair of the Board or a committee, in accordance with plans and programs more fully described in the Information Statement under the section entitled “Director Compensation,” which is incorporated herein by reference, except that the Company expects arrangements to be put in place such that the compensation to which Mr. Sleeper is otherwise entitled will ultimately be paid to CD&R Channel Holdings, L.P. or an affiliate thereof. Such description is qualified in its entirety by reference to the 2026 Stock Incentive Plan of ADI Global Distribution Inc. and its Affiliates (the “2026 Equity Plan”), a form of which was filed as Exhibit 10.5 to the Form 10, and the ADI Deferred Compensation Plan for Non-Employee Directors, a form of which was filed as Exhibit 10.11 to the Form 10 and both are incorporated herein by reference.

Other than as noted below, there are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. Messrs. Galvin and Sleeper were appointed pursuant to the terms of the Company’s Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock (the “Certificate of Designations”), which provides that, subject to the terms and conditions thereof, the CD&R Stockholder may initially designate two directors to the Board.

There are no family relationships between any of the directors and any other director or executive officer of the Company and, other than as described above, the Company is not aware of any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Appointment of Certain Executive Officers

Effective as of the consummation of the Distribution, the following individuals are now serving as executive officers of ADI in the positions noted below:

●	Robert Aarnes, as President and Chief Executive Officer

●	Michael Carlet, as Executive Vice President, Chief Financial Officer

●	Jeannine Lane, as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

●	Alicia Copeland, as Executive Vice President, Chief Operating Officer

●	Marco Cardazzi, as Executive Vice President, Chief Merchandising Officer

●	James Olender, as Executive Vice President, Chief Information Officer

Biographical information for each of the executive officers can be found in the Information Statement under the section entitled “Management—Executive Officers,” which is incorporated herein by reference.

The plans and programs in which the executive officers may participate at ADI are substantially similar to those plans and programs offered by Resideo to executive officers of Resideo prior to the Separation, as described in the Information Statement under the section entitled “Executive Compensation,” which is incorporated herein by reference. Such description is qualified in its entirety by reference to the 2026 Equity Plan and the ADI Employee Stock Purchase Plan, a form of which was filed as Exhibit 10.12 to the Form 10, which is incorporated herein by reference.

Each of the executive officers has entered into an offer letter (“ADI Offer Letters”) that sets forth the initial base salary and target incentive compensation opportunity that became effective on the date of the Separation. The foregoing description of the ADI Offer Letters does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the ADI Offer Letters, copies of which were filed for Messrs. Aarnes, Carlet and Cardazzi and Mses. Lane and Copeland as Exhibits 10.15 through 10.19, respectively, to the Form 10 and are incorporated herein by reference.

Further, in connection with the Separation and as described in the Information Statement under the heading “Executive Compensation,” the Company adopted the ADI Global Distribution Inc. Severance Plan for Designated Officers (the “Severance Plan”). The foregoing description of the Severance Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such plan, a copy of which was filed as Exhibit 10.14 to the Form 10 and is incorporated herein by reference.

There are no family relationships between any of the executive officers and any other director or executive officer of the Company and the Company is not aware of any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of August 3, 2026, the certificate of incorporation of the Company was amended and restated (the “Amended and Restated Certificate of Incorporation”) and the bylaws of the Company were amended and restated (the “Amended and Restated Bylaws”). The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware on August 3, 2026.

A description of the material provisions of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the Certificate of Designations can be found in the Information Statement under the section entitled “Description of Capital Stock,” and such section is incorporated herein by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the Certificate of Designations, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Distribution, the Board adopted a Code of Conduct effective as of August 3, 2026. A copy of the Company’s Code of Conduct is available under the Investor Relations—Governance section of ADI’s website at www.adiglobal.com. The information on ADI’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On August 4, 2026, the Company issued a press release announcing the completion of the Distribution. A copy of the press release is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In connection with the Separation, the Board adopted Corporate Governance Guidelines effective as of August 3, 2026. A copy of the Company’s Corporate Governance Guidelines is available under the Investor Relations—Governance section of the Company’s website at www.adiglobal.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1+	Separation and Distribution Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
3.1	Amended and Restated Certificate of Incorporation of ADI Global Distribution Inc.
3.2	Amended and Restated Bylaws of ADI Global Distribution Inc.
3.3	Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock of ADI Global Distribution Inc.
4.1	First Supplemental Indenture, dated as of August 3, 2026, by and among ADI Global Distribution Funding LLC, ADI Global Distribution Inc., the other guarantors named therein and U.S. Bank Trust Company, National Association, as trustee
10.1	Employee Matters Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.2+	Tax Matters Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.3+	Transition Services Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.4+	Intellectual Property Matters Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.5+	Registration Rights Agreement, dated August 3, 2026, by and among ADI Global Distribution Inc., CD&R Channel Holdings, L.P. and CD&R Channel Holdings II, L.P.
10.6+	Shareholders Agreement, dated August 3, 2026, by and among ADI Global Distribution Inc., CD&R Channel Holdings, L.P., CD&R Channel Holdings II, L.P., William Galvin and, solely for purposes of Section 3.6, Clayton, Dubilier & Rice Fund XII, L.P.
99.1	Information Statement of ADI Global Distribution Inc., dated July 20, 2026
99.2	Press Release, dated August 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADI GLOBAL DISTRIBUTION INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: August 4, 2026